Retirement Savings Plan	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Retirement Savings Plan

12. Retirement Savings Plan
The Company sponsored a savings plan available to all eligible employees, which qualifies under Section 401(k) of the Internal Revenue Code. Employees may contribute to the plan amounts of their pre-tax
salary subject to statutory limitations. The Company did not offer and has not provided a company match for the years ended December 31, 2020, 2019 and 2018. Beginning in 2021, the Company will provide an employer matching contribution for the amount a participant contributes as salary deferrals up to 100% of the amount contributed for the first 1% of the participant’s plan compensation plus 50% for each additional 1% of compensation contributed between 1% and 6% of the participant’s plan compensation.